Income taxes (Tables)	12 Months Ended
Mar. 31, 2021
Income Tax [Abstract]
Components of income tax expense
The following table presents components of
Income tax expense
reported in the consolidated statements of income for the years ended March 31, 2019, 2020 and 2021.

	Millions of yen
	Year ended March 31
	2019	2020	2021
Current:
Domestic	¥26,725	¥42,099	¥73,534
Foreign	8,720	10,706	17,853

Subtotal	35,445	52,805	91,387

Deferred:
Domestic	28,183	(23,512)	(19,567)
Foreign	(6,618)	(399)	(1,546)

Subtotal	21,565	(23,911)	(21,113)

Total	¥57,010	¥28,894	¥70,274

Effective income tax rate reflected in consolidated statements of income	For the year ended March 31, 2019, Nomura recognized
Loss before income taxes
and consequently, reconciling items shown in the table which increase
Income tax expense
are presented as negative amounts and reconciling items which reduce
Income tax expense
are presented as positive amounts.

	Year ended March 31
	2019	2020	2021
Nomura’s effective statutory tax rate	31.0%	31.0%	31.0%
Impact of:
Changes in deferred tax valuation allowances	(58.3)	(0.3)	8.7
Additional taxable income	(2.9)	0.6	0.7
Non-deductible expenses (1)	(110.3)	2.9	7.1
Non-taxable income (2)	16.8	(23.5)	(4.5)
Dividends from foreign subsidiaries	0.0	0.1	0.0
Tax effect of undistributed earnings of foreign subsidiaries	(2.8)	0.2	0.0
Different tax rate applicable to income (loss) of foreign subsidiaries	(19.8)	(0.9)	(4.0)
Effect of changes in foreign tax laws	0.5	(0.9)	1.1
Tax benefit recognized on the outside basis differences for investment in subsidiaries and affiliates (3)	5.4	(0.1)	(8.7)
Other	(10.8)	2.5	(0.9)

Effective tax rate	(151.2)%	11.6%	30.5%

(1)
Non-deductible
expenses
during the year ended March 31, 2019 includes approximately ¥21 billion relating to goodwill impairment losses (which increased Nomura’s effective tax rate by 56.3%) and approximately ¥13 billion relating to litigation provisions and settlements (which increased Nomura’s effective tax rate by 34.0%).

(2)
Non-taxable
income
during the year ended March 31, 2020 includes approximately ¥53 billion of the tax effect from non-taxable
dividend income from affiliated Nomura companies, including deemed dividend (which decreased Nomura’s effective tax rate by 21.2%).

(3)
Tax benefit recognized on the outside basis differences for investment in subsidiaries and affiliates during the year ended March 31, 2021 of approximately ¥21 billion (which decreased Nomura’s effective tax rate by 9.1%) arises from the recognition of deferred tax assets from the decision and commitment of Nomura management to liquidate a certain wholly-owned subsidiary within Nomura in the foreseeable future. The valuation allowances of ¥3 billion have been recognized against these deferred tax assets, the impact of which are reported in
Changes in deferred tax valuation allowances
for the same period.

Details of deferred tax assets and liabilities
The following table presents the significant components of deferred tax assets and liabilities as of March 31, 2020 and 2021, before offsetting of amounts which relate to the same tax-paying
component within a particular tax jurisdiction.

	Millions of yen
	March 31
	2020	2021
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥19,932	¥22,770
Investments in subsidiaries and affiliates	1,209	20,220
Valuation of financial instruments	77,054	73,905
Accrued pension and severance costs	24,356	19,947
Other accrued expenses and provisions	51,566	60,280
Operating losses	308,504	353,326
Lease liabilities	47,680	52,251
Other	9,394	15,011

Gross deferred tax assets	539,695	617,710
Less — Valuation allowances	(388,411)	(428,014)

Total deferred tax assets	151,284	189,696

Deferred tax liabilities
Investments in subsidiaries and affiliates	89,630	85,636
Valuation of financial instruments	52,780	40,807
Undistributed earnings of foreign subsidiaries	2,423	2,486
Valuation of fixed assets	9,497	23,521
Right-of-use assets	47,438	51,671
Other	2,992	5,546

Total deferred tax liabilities	204,760	209,667

Net deferred tax assets (liabilities)	¥(53,476)	¥(19,971)

Changes in valuation allowance for deferred tax assets

The following table presents changes in total valuation allowances established against deferred tax assets for the years ended March 31, 2019, 2020 and 2021.

	Millions of yen
	Year ended March 31
	2019		2020		2021
Balance at beginning of year	¥422,280		¥444,916		¥388,411
Net change during the year	22,636	(1)	(56,505	) (2)	39,603	(3)

Balance at end of year	¥444,916		¥388,411		¥428,014

(1)
Primarily includes an increase of ¥11,843 million of valuation allowances of certain foreign subsidiaries mainly due to an increase in valuation allowances related to operating loss carryforwards, partially offset by a decrease of valuation allowances related to accrued expenses and provisions, an increase of ¥6,265 million related to Japanese subsidiaries and the Company because of an increase in valuation allowances related to operating loss carryforwards recognized in the current year, an increase of ¥14,976 million of valuation allowances related to Japanese subsidiaries and the Company as a result of changes in the expected realization of deferred tax assets, and a reduction of ¥10,448 million of valuation allowances related to expiration of operating loss carryforwards. In total, ¥22,636 million of allowances increased for the year ended March 31, 2019.

(2)
Primarily includes a reduction of ¥59,330 million of valuation allowances of certain foreign subsidiaries mainly by expiration of loss carryforwards, an increase of ¥11,462 million of valuation allowances mainly due to a decrease of valuation of financial instruments, and a reduction of ¥8,637 million related to Japanese subsidiaries and the Company mainly by utilization of loss carryforwards. In total, ¥56,505 million of allowances decreased for the year ended March 31, 2020.

(3)
Primarily includes an increase of ¥48,883
 million of valuation allowances of certain foreign subsidiaries mainly due to an increase in valuation allowances related to operating loss carryforwards, a reduction of
 ¥5,871
million of valuation allowances mainly due to an increase in valuation of financial instruments, and a reduction of
¥3,409
 million of valuation allowances related to Japanese subsidiaries and the Company mainly due to an increase of valuation of financial instruments and a decrease of accrued pension and severance costs. In total,
¥39,603

million of allowances increased for the year ended March 31, 2021.

Summarizes major jurisdictions subject to examination
The table below presents information regarding the earliest year in which Nomura remains subject to examination in the major jurisdictions in which Nomura operates as of March 31, 2021. Under Hong Kong Special Administrative Region tax law, the statute of limitation does not apply if an entity incurs taxable losses and is therefore not included in the table.

Jurisdiction	Year
Japan	2016	(1)
United Kingdom	2016
United States	2018

(1)	The earliest year in which Nomura remains subject to examination for transfer pricing issues is 2015.